EXHIBIT 32.2:

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350,

as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the accompanying Transition Report on Form 10-KT of Yubo International Biotech Limited for the transition period from March 1, 2020 to December 31, 2020, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)

such Transition Report on Form 10-KT for the transition period from March 1, 2020 to December 31, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in such Transition Report on Form 10-KT for the transition period from March 1, 2020 to December 31, 2020 fairly presents, in all material respects, the financial condition and results of operations of Yubo International Biotech Limited.

Date: April 23, 2021		/s/ Lina Liu
	Name:	Lina Liu
	Title:	Treasurer, Secretary and Chief Financial Officer